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                                                                   EXHIBIT 10.8




                          FLORAFAX INTERNATIONAL, INC.

                                 NON PLAN OPTION


NAME OF  OPTIONEE:               T. Craig Benson

DATE OF GRANT:                   November 13, 1996

NUMBER OF OPTION SHARES:         50,000

OPTION PRICE PER SHARE:          $2.66

OPTION CERTIFICATE NUMBER:       1

         THIS OPTION is granted on the above date (the "Date of Grant") by FLORAFAX INTERNATIONAL, INC. (the "Company") to the person named above (the "Optionee"), upon the following terms and conditions:

         1. GRANT OF OPTION. The Company grants to the Optionee an option to purchase, on the terms and conditions stated herein, the number of shares specified above (the "Option" Shares) of the Company's common stock ("Common Stock") par value $0.01 per share, at the Option Price per share specified above.

         2. PERIOD OF OPTION AND RIGHT TO EXERCISE. This Option shall become exercisable as to one-fourth (1/4) of the total number of Option Shares on the Date of Grant. This Option shall become exercisable as to an additional one-fourth (1/4) of the total number of Option Shares on the first (1st) anniversary of the Date of Grant. This Option shall become exercisable as to an additional one-fourth (1/4) of the total number of Option Shares on the second
(2nd) anniversary of the Date of Grant, and shall become exercisable as to the remaining one-fourth (1/4) of the total number of Option Shares on the (3rd) third anniversary of the Date of Grant. Once the right to purchase shares has accrued, such shares may thereafter be purchased at any time, or in part from time to time, until the termination date of this Option. Subject to the foregoing, and subject to subsections (i), (ii) and (iii) of this Section 2, which provide for earlier termination of the Option, the Option shall terminate upon the expiration of ten (10) years from the Date of Grant (the Expiration Date ). In no event shall this Option be exercised after the Expiration Date. If the Optionee ceases to be a Director of the Company for any reason, the Option held by the Optionee shall be exercisable, and shall terminate as follows:

             (i) Resignation or Removal for Cause. If the Optionee resigns from the Board of Directors or is removed from office for cause, and if the Option is not exercisable by the Optionee prior to resignation or removal, the Option shall terminate as of the date of such resignation or removal. If the Option is exercisable prior to such resignation or removal, the unexercised portion of the Option may be exercised by the Optionee at any time prior to the


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         Expiration Date, or within three (3) months after the date of such resignation or removal, whichever first occurs. If the Optionee dies after ceasing to be a director and during a period when the Option is exercisable, then the Option shall be exercisable at any time prior to the Expiration Date, or within one (1) year after the date of death, whichever first occurs.

               (ii) Death During Service. If the Optionee dies during service as a Director of the Company, the Option (whether or not exercisable immediately prior to the Optionee's death) shall be exercisable at any time prior to the Expiration Date or within one (1) year after the date of death, whichever first occurs.

               (iii) Cessation of Directorship for Other Reasons. If the Optionee ceases to be a Director of the Company for any reason other than resignation, removal for cause, or death, the Option shall be exercisable (but only if exercisable by the Optionee immediately prior to ceasing to be a Director) at any time prior to the Expiration Date or within three (3) years after the date the Optionee ceases to be a Director, whichever first occurs.

         3. EXERCISE. To the extent this Option is exercisable, it may be exercised by the Optionee or the legal representative of the Optionee or the legal representative of the Optionee's estate or the permitted transferee of the Optionee. Once this Option becomes exercisable, it may thereafter be exercised, wholly or in part, at any time prior to the Expiration Date.

         4. ACCELERATION. Upon the occurrence of any of the following events prior to the Expiration Date, this Option shall become immediately and fully exercisable:

               (i) death of the Optionee; or

               (ii) a change of control of the Company. "Change of Control" shall mean:

                    a. the acquisition by any person of voting shares of the
                       Company, if, as a result of the acquisition, such person, or any "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, of which such person is a part, owns at least 20% of the outstanding voting shares of the Company; or

                    b. a change in the composition of the Board such that within any period of two consecutive years, persons who (1) at the beginning of such period constitute the Board or (2) become directors after the beginning of such period and whose election, or nomination for election by the stockholders of the Company, was approved by a vote of at least two-thirds of the persons who were either directors at the beginning of such period or whose subsequent election or nomination was previously approved in accordance with this clause (2), cease to constitute at least a majority of the Board; or



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                (iii) a merger or consolidation with another corporation or entity, and the Company is not the surviving corporation; or

                (iv) a sale by the Company of all or substantially all of the assets of the Company; or

                (v) a distribution by the Company to the stockholders that is non-taxable under the Internal Revenue Code of 1986, as amended; or

                (vi) the dissolution or liquidation of the Company.

         5. PAYMENT FOR SHARES. Payment for shares purchased upon exercise of this Option shall be made in full at the time of exercise. Payment of the Option Price shall be made in cash, or by delivering Common Stock having a fair market value at least equal to the Option Price, or a combination of Common Stock and cash. Fair market value for such purpose shall be the mean of the highest and lowest sales prices on the exchange, or automated quotation system on which the Common Stock is quoted, for the date as of which fair market value is to be determined. If there are no such sale price quotations on or within a reasonable period both before and after the date as of which fair market value is to be determined, then fair market value shall be the mean between the bona fide bid and asked prices per share of Common Stock as so quoted for such date. If the fair market value of the Common Stock cannot be determined on either of these bases, the Board of Directors of the Company shall in good faith determine the fair market value of the Common Stock on such date. Payment in shares of Common Stock shall be made by delivering to the Company certificates, duly endorsed for transfer, representing shares of Common Stock having an aggregate fair market value (determined as aforesaid) on the date of exercise equal to that portion of the Option Price which is to be paid to the Company in Common Stock. Whenever payment of the Option Price would require delivery of a fractional share, the Optionee shall deliver the next lower whole number of shares of Common Stock, and a cash payment shall be made by the Optionee for the balance of the Option Price.

         6. METHOD OF EXERCISE. This Option may be exercised only by written notice given to the Company, which specifies the number of Option Shares which the holder of the Option elects to purchase, the number of Option Shares which the holder is paying for in cash and the number of Option Shares which the holder is paying for in shares of Common Stock of the Company. Such written notice shall be accompanied by a check payable to the order of the Company for the cash portion of the purchase price and, if applicable, by the delivery of certificates representing shares of Common Stock of the Company duly endorsed and otherwise in proper form for transfer to the Company of such number of shares of Common Stock as are required to equal the fair market value of the Option Shares being paid for in stock. Upon each exercise of this Option, the Company, as promptly as practicable, will mail or deliver to the person exercising this Option a certificate or certificates representing the shares then purchased.

         7. TRANSFERABILITY. This Option is not assignable or transferable other than by will, the laws of descent and distribution, or the terms of a qualified domestic relations order, as defined in the Internal Revenue Code of 1986 as amended, or Title I of the Employee Retirement Income



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Security Act, or the rules thereunder. During the Optionee's lifetime, this
Option may be exercised only by the Optionee or his or her guardian or other legal representative, or the permitted transferee of the Optionee.

         8. PROVISION FOR TAXES. It shall be a condition to the Company's obligation to issue or reissue shares of Common Stock upon exercise of this Option that the Optionee pay, or make provision satisfactory to the Company for payment of, any federal or state income or other taxes which the Company is obligated to withhold or collect with respect to the issuance or reissuance of such shares.

         9. LISTING AND REGISTRATION. The Company, in its discretion, may postpone the issuance and delivery of shares, upon exercise of this Option, until completion of such stock exchange listing, or registration, or other qualification of such shares under any Federal or state law, rule, or regulation, as the Company may consider appropriate. The Company may require any person exercising this Option to make such representations and to furnish such information as the Company may consider appropriate in connection with the issuance of the shares in compliance with applicable law.

         10. ADJUSTMENTS. In the event the outstanding shares of Common Stock of the Company are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or another corporation, through reorganization, merger, consolidation, liquidation, recapitalization, reclassification, stock split-up, combination of shares, or dividend payable in stock of the class of shares which is subject to this Option, appropriate adjustment in the number and kind of shares as to which this Option or portion thereof then unexercised shall be exercisable, and in the Option Price, shall be made to the end that the Optionee's proportionate interest under this Option shall be maintained as before the occurrence of such event.

         11. NOTICES. Any notice hereunder by the holder of this Option shall be given to the Company in writing and such notice and any payment hereunder shall be deemed duly given or made only upon receipt thereof at the Company's principal office in Vero Beach, Florida, or at such other place as the Company may designate by written notice to the holder of this Option. Any notice or other communication hereunder to the holder of this Option shall be in writing and shall be deemed duly given if mailed or delivered to the holder at such address as he or she may have on file with the Company.

         12. SHAREHOLDER RIGHTS. The holder of this Option shall have no rights as a shareholder with respect to any shares covered by this Option until the holder of this Option becomes a shareholder of record with respect to such shares.

         13. GOVERNING LAW. This Option shall be governed by, construed and enforced in accordance with the internal laws of the State of Delaware, and, where applicable, the laws of the United States.




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         IN WITNESS WHEREOF, the Company has caused this Option to be executed in duplicate.



ATTEST:                                          FLORAFAX INTERNATIONAL, INC.

 /s/ Kelly S. McMakin                            By: /s/ James H. West
------------------------------------                 ---------------------------
Kelly S. McMakin, Secretary                          James H. West, President


ACCEPTED:



 /s/ T. Craig Benson
-----------------------------------
T. Craig Benson





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